UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 2, 2006
AQUANTIVE, INC.
(Exact name of registrant as specified in its charter)

Washington	0-29361	91-1819567
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
821 Second Avenue, 18th Floor, Seattle, Washington 98104

(Address of principal executive offices, including zip code)
(206) 816-8800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On March 2, 2006, aQuantive, Inc. (the “Company”) filed a Registration Statement on Form S-3 (File No. 333-132172) (the “Registration Statement”) and a related preliminary prospectus supplement with the Securities and Exchange Commission for a proposed public offering of 7,000,000 shares of its common stock, $0.01 par value per share (“Common Stock”). The Company also expects to grant the underwriters an option, exercisable for a period of 30 days, to purchase up to an additional 1,050,000 shares of its Common Stock to cover over-allotments, if any.
     The Company is filing as Exhibit 99.1 hereto certain information to be incorporated by reference into Item 14 of the Registration Statement related to the estimated fees and expenses of the proposed public offering.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution, of the Registration Statement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2006	AQUANTIVE, INC.
	By:	/s/ Linda Schoemaker
	Name:	Linda Schoemaker
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution, of the Registration Statement